UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]	Filed by Registrant
[ ]	Filed by a Party other than the Registrant

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

AMERICAN LORAIN CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11
(set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

American Lorain Corporation
Beihuan Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

November 10, 2010

Dear Stockholder:

On behalf of the Board of Directors of American Lorain Corporation, I invite you to attend our 2010 Annual Meeting of Stockholders. We hope you can join us. The Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600, on December 29, 2010 at 10:00 a.m. local time. The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2009 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up−to−date perspective on the Company and its activities, and to meet certain directors and key executives of the Company. As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of our independent registered public accountants, the approval of the transfer of shares of common stock by our Chairman, Mr. Si Chen, pursuant to NYSE Amex listing requirements, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage−paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in American Lorain Corporation. We look forward to seeing you at our Annual Meeting.

Sincerely,

Si Chen
Chief Executive Officer

American Lorain Corporation
Beihuan Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 29, 2010

Notice is hereby given that the 2010 Annual Meeting of Stockholders of American Lorain Corporation, a Nevada corporation, will be held at our corporate offices located at Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600, on December 29, 2010 at 10:00 a.m. local time, for the following purposes:

(1)	To elect the Company’s Board of Directors;

(2)	To consider and vote upon a proposal to ratify the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010;

(3)	To consider and vote upon a proposal to ratify and approve the transfer by Mr. Si Chen to purchasers of the Company’s common stock pursuant to its September 2010 private placement of up to a maximum of ____ shares of Common Stock owned by Mr. Chen in order to address certain potential shortfalls, if any, in the Company’s projected earnings per shares for 2010, 2011, and 2012, and in order to obtain the consent of such Purchasers to the Company issuing certain securities prior to January 1, 2012 at a purchase price less than $2.80 per share.

(4)	To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on November 18, 2010, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of 10 days prior to the Annual Meeting, a list of stockholders will be kept at our corporate offices and shall be available for inspection by stockholders during usual business hours. A list of stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

Sincerely,

Si Chen
Chief Executive Officer

November [___], 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS:

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on December 29 2010.

Stockholders may view this proxy statement, our form of proxy and our 2010 Annual Report to Stockholders over the Internet by accessing our website at
http://www.americanlorain.com

American Lorain Corporation
Beihuan Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

_________________________

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

_________________________

The Board of Directors of American Lorain Corporation, a Nevada corporation, seeks your proxy for use at our 2010 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof) to be held on December 29,2010, at 10:00 a.m. local time. Our Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is November 10, 2010.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(i)	to elect six (6) directors, as described in this Proxy Statement;

(ii)	to consider and vote upon a proposal to ratify the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010;

(iii)	To consider and vote upon a proposal to ratify and approve the transfer by Mr. Si Chen to purchasers of the Company’s common stock pursuant to its September 2010 private placement of up to a maximum of ____ shares of Common Stock (“Additional Shares”) owned by Mr. Chen in order to address certain potential shortfalls, if any, in the Company’s projected earnings per shares for 2010, 2011, and 2012, and in order to obtain the consent of such Purchasers to the Company issuing certain securities prior to January 1, 2012 at a purchase price less than $2.80 per share.

(iv)	To transact such other business as may properly come before the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on November 18, 2010, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, [34,419,709] shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on November 18, 2010, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on November 5, 2010, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were [34,419,709] shares of common stock outstanding and entitled to vote. Thus, at least 17,209,855 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of determining whether a quorum is present. Note that Proposal No. 1 (Election of Directors) and Proposal No. 3 (Approval of Transfer of Additional Shares in accordance with NYSE Amex listing standards) are not “routine” matters, and accordingly you must instruct your broker how to vote on your behalf on Proposal No. 1 and Proposal No. 3, or your vote will not be counted.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to vote your shares. If your broker does not receive instructions as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal under the rules of the NYSE AMEX, then your shares will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted. This would be the result if you do not give your broker instructions on how to vote regarding Proposal No. 1 and Proposal No. 3.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of six directors, requires a plurality of the votes cast to elect a director. The six nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1. Proposal No. 2, the ratification of appointment of Samuel H. Wong & Co., LLP, requires a majority of the votes cast for the ratification of the selection of Samuel H. Wong & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. Proposal No. 3., the ratification and approval of the transfer of Additional Shares in accordance with NYSE Amex listing standards, requires a majority of the votes cast for the ratification and approval of the transfer of such shares by a majority of the shares of Common Stock of the Company represented and voting in person or by proxy at the Annual Meeting. Abstentions or broker non-votes will have the same effect as negative votes on these proposals because they represent votes that are present but not cast.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail. To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR Proposal No. 1, (the election of the six (6) nominees for election as directors proposed by the Board of Directors) and FOR Proposal No. 3 (the ratification and approval of the transfer of Additional Shares in accordance with NYSE Amex listing standards). Also, your shares will be voted FOR the ratification of the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

While we are not presently aware of any additional matters, other than procedural matters, which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our Board of Directors recommends that you cast your vote FOR the election of the six (6) nominees for election as directors proposed by the Board of Directors, FOR the ratification of the appointment of Samuel H. Wong & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010, and FOR the ratification and approval of the transfer of Additional Shares in accordance with NYSE Amex listing standards.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2)	You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3)	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Any written notice of revocation, or later dated proxy, should be delivered to:

American Lorain Corporation
Beihuan Road
Junan County
Shandong, China 276600

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K within four business days following the Annual Meeting.

ELECTION OF DIRECTORS
(PROPOSAL ONE)

General

Our Articles of Incorporation provide that the Board of Directors shall consist of no less than one and no more than eleven directors, as determined by the Board of Directors. The size of our Board of Directors is currently set at six (6) directors and there are six (6) nominees for election as directors at our Annual Meeting. Each nominee will be elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Board’s nominees are set forth in the table below, all of whom are currently serving as directors. Our Nominating and Governance Committee considered the qualifications of each of the nominees for election at the Annual Meeting and unanimously recommended that each nominee be submitted for re−election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the six (6) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six (6) nominees named below. Abstentions and broker non−votes will have no effect on the outcome of the election of directors.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board. Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the name and age of each of our nominees, each nominee’s position with us and the year in which each of our nominees was first elected to the Board:

Name	Age	Position	Director Since
Si Chen	47	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	36	Chief Operating Officer and Director	2008
Maoquan Wei	63	Director	2008
Dekai Yin	57	Director	2009
Yongjun Li	58	Director	2009
Tad M. Ballantyne	55	Director	2009

MR. SI CHEN. Mr. Chen became our chief executive officer and director in May 2007 upon the completion of our recapitalization, and was also appointed our president in September 2009. Mr. Chen founded Shandong Lorain, our first subsidiary, in 1994, and served as the chairman of our subsidiaries since that time. Mr. Chen earned an associate degree from Linyi Normal University. Mr. Chen, has been our Company’s founder and Chairman and Chief Executive Officer since inception. He is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

MR. YUNDONG LU. Mr. Lu was appointed as our Chief Operating Officer and was elected as a member of our board of directors effective August 1, 2008. Mr. Lu joined the Company in 1994 and has held various positions since then. From April 2003 to May 2005, Mr. Lu was the General Manager of Beijing Lorain and the Deputy General Manager of our subsidiaries. From May 2005 to February 2007, Mr. Lu was the General Manager of Lorain International Trading and the Deputy General Manager of our subsidiaries. From February to August 2008, Mr. Lu was the General Manager of our subsidiaries. Mr. Lu was recognized as an Outstanding Entrepreneur in Shandong Province in 2007. Mr. Lu earned an MBA from Shandong University and a Bachelor of Arts degree from Shandong University. Mr. Lu has been our Company’s Chief Operating Officer since 2008 and he worked with our Company since 1994. Because of his tenure with the Company, he is familiar with our business and industry, including the regulatory structure and other industry-specific matters.

MR. MAOQUAN WEI. Mr. Wei, who has served as a member of our board of directors since 2008, is a retired government official who held various positions in the government of Junan County, Shandong Province, China from 1990 to 2003, during which time Mr. Wei was responsible for overseeing the agricultural development of Junan County in the Shandong Province of China. Most recently, from 1998 to 2003, Mr. Wei was the Chairman of the Political Conservative Conference of Junan County. Mr. Wei also served as the Deputy Secretary of County Committee and Deputy Chairman of Junan County. Mr. Wei has helped lead Junan County to win numerous honors, including Top 100 National Fruit Products County and National Chestnut Base County. Although retired, Mr. Wei’s expertise and experience with the agricultural economy and resources in the countryside is invaluable to our business.

MR. DEKAI YIN. Mr. Yin was appointed one of our directors in September 2009. He has been working as the President of Zibo branch of the Agricultural Bank of China since 2004. Before that position, Mr. Yin served as the Vice President and the President at Linyi branch of the Agricultural Bank of China from 1995-2004. Mr. Yin has a degree in economic management and is regarded as a senior economist due to his distinguished expertise in the banking and accounting industries and economic development. Our company greatly benefits from Mr. Yin’s invaluable expertise in banking and accounting systems and operations.

MR. YONGJUN LI. Mr. Li was appointed one of our directors in September 2009. He has been working as the County Governor Assistant of Miyun County, the General Manager of Beijing Economic Development Zone Headquarters, and the Director of Beijing Economic Development Zone Managing Committee since 1997. Mr. Li is an economist with advanced expertise in economic and industrial development. Mr. Li also has advanced experience and expertise in supply chain and strategic marketing as an adviser and consultant to companies in the economic development zone. The company significantly benefits from Mr. Li’s outstanding economics and industry knowledge of the operations in China.

MR. TAD M. BALLANTYNE. Mr.Ballantyne was appointed one of our directors in September 2009. He is also an officer and director of several private and public companies, including BR Industries, Inc, Hoopeston Foods, Inc, Thomsen Group, LLC, and Pacific Rim Foods Ltd. He also serves as an independent director and financial expert on the audit committee of Life Partners Holdings Inc. and Creat Resources Holdings Ltd., as an independent director of Mach One Corporation and Empire Energy Corporation International, and is an adviser of international affairs and/or director of a number of China-based private enterprises, including TCIB Investment Co. Ltd, Jilin Jimei Foods Ltd and Creat Group. During 2003, Texas Steel Partners Inc, a Texas based steel foundry, filed for reorganization and was liquidated pursuant to a bankruptcy Chapter 7 conversion. Mr. Ballantyne was an officer and director and a 50% shareholder of Texas Steel Partners Inc. During the last 20 years, Mr. Ballantyne has been active in acquiring and operating troubled companies or assets being divested by public and private companies and has focused over the last 5 years on food processing plants in both the United States and Asia. He holds a Bachelor of Science degree in business management from the University of Wisconsin-Parkside. Our Company greatly benefits from Mr. Ballantyne’s experience as an officer and director of other public and private companies, including companies in the food industry in the United States and Asia.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Board Composition

Prior to August 1, 2008, Si Chen was our sole director. On August 1, 2008, our board of directors, increased the number of members of our board from one to five and elected Mr. Yundong Lu, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei to serve as members of our board. On September 17, 2009, our board increased the number of members of our board from five to six, accepted the resignations of directors Messrs. David Yaudoon Chiang and Hao Chen, and appointed Messrs. Dekai Yin, Yongjun Li and Tad M. Ballantyne as directors of the board to fill the three vacancies that existed and to serve as members of the Audit, Compensation, and Nominating and Corporate Governance Committees.

Director Independence

Our board has determined that Messrs. Yin, Li, Ballantyne and Wei satisfy the criteria for independence under NYSE Amex and SEC rules for independence of directors and of committee members.

Board Leadership Structure

The Board believes that the combined role of Chief Executive Officer and Chairman is most suitable for our company because Mr. Chen, as our company’s founder and Chairman and Chief Executive Officer since inception, is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the company and its industry. The Board believes that the combined role of Chief Executive Officer and Chairman of the Board promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and the development of strategy. The Company does not have a lead independent director.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board retains responsibility for general oversight of risks. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Board and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees and affords a free flow of communications regarding risk identification and mitigation.

Audit Committee

The Audit Committee assists our board in monitoring:

  our accounting, auditing, and financial reporting processes;
  the integrity of our financial statements;
  internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and
  the appointment and evaluation of the qualifications and independence of our independent auditors.

Dekai Yin, Yongjun Li, Tad M. Ballantye, and Maoquan Wei, all of whom are independent directors under SEC rules and the rules of NYSE Amex, are currently serving as members of the Audit Committee. Mr. Yin is the chairman of the Audit Committee and our Audit Committee financial expert.

The Audit Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Beihuan Road , Junan County, Shandong, China 276600

Compensation Committee

The functions of the Compensation Committee are as follows:

  to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;
  to evaluate the performance of our executive officers;
  to assist our board in developing succession plans for executive officers; and
  to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

The current members of the Compensation Committee are Messrs. Yin, Li, Ballantyne and Wei. Mr. Wei is the chairman of the Compensation Committee.

The Compensation Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Beihuan Road, Junan County, Shandong, China 276600.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee are to assist our board:

  in identifying qualified individuals to become board members;
  in determining the composition of our board and its committees;
  in monitoring a process to assess board effectiveness; and
  in developing and implementing our corporate procedures and policies.

In nominating candidates to become board members, the committee takes into consideration such factors as it deems appropriate, including the experience, skill, integrity and background of the candidates. While diversity may contribute to this overall evaluation, it is not considered by the Nominating and Corporate Governance Committee as a separate or independent factor in identifying nominees for director. The committee may consider candidates proposed by management or shareholders but is not required to do so. The committee does not have any formal policy with regard to the consideration of any director candidates recommended by shareholders or any minimum qualifications or specific procedure for identifying and evaluating nominees for director, as our board does not believe that such a formalistic approach is necessary or appropriate at this time.

Messrs. Yin, Li, Ballantyne and Wei are the current members of the Nominating and Corporate Governance Committee. Mr. Ballantyne is the chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Beihuan Road, Junan County, Shandong, China 276600.

Board and Committee Meetings

During 2009, our Board of Directors and committees held no meetings and acted by unanimous written consent 1 time in 2009.

Director Attendance at Annual Meetings

We did not hold an annual meeting of stockholders in 2009 since, as a company whose shares have only recently been listed on NYSE Amex, we were not required to hold such meeting. We do not currently have a policy with regard to directors’ attendance at annual stockholder meetings.

Shareholder Nominations for Director

Shareholders may propose candidates for board membership by writing to American Lorain Corporation, Beihuan Road, Junan County, Shandong, China 276600 so that the nomination is received by the Company by June 29, 2011 to be considered for the 2011 annual meeting. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination; the candidate's name, address and other contact information; any direct or indirect holdings of our securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, which we also refer to throughout this report as the SEC. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers, directors and such beneficial owners, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2009, except that each of Messrs. Ballantyne, Li and Yin filed a late Form 3 upon becoming a Section 16 filer and Mr. Si Chen filed a late Form 4 in connection with a sale of securities.

Code of Ethics

Our Board adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.americanlorain.com, and a copy of the Code of Ethics is available to any shareholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road, Junan County, Shandong, China 276600. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

Shareholder and Other Interested Party Communications With Directors

Any shareholder or other interested party who desires to communicate with any member of our board of directors may do so by writing to: Board of Directors, c/o American Lorain Corporation, Beihuan Zhong Road Junan County Shandong, People’s Republic of China, 276600.

Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about our company or if it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee consists solely of independent directors, as defined by NYSE Amex rules. The Audit Committee operates under a written charter to assure continued compliance with SEC and NYSE Amex rules enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board of Directors in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management and with Samuel H. Wong & Co., LLP, our independent registered public accounting firm. The Audit Committee has discussed with Samuel H. Wong & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of American Lorain’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from Samuel H. Wong & Co., LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence and has discussed with Samuel H. Wong & Co., LLP the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2009 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009. The Audit Committee has also recommended, subject to stockholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2010.

Respectfully submitted by the Audit Committee,

Dekai Yin, Chairman
Tad M. Ballantyne
Yongjun Li
Maoquan Wei

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board and serve at their discretion. The following table sets forth the name, age and position of each of our current executive officers as well as the date that each officer began their service as an executive officer.

Name	Age	Position	Executive Officer Since
Si Chen	47	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	35	Chief Operating Officer and Director	2008
Lin Fu (1)	38	Interim Chief Financial Officer	2010

See “Election of Directors (Proposal One)” on page 9 above for information on Messrs. Chen and Lu.

There are no arrangements or understandings between any of our executive officers and any other person pursuant to which any executive officer was selected to serve as an executive officer of our company.

Ms. Lin Fu. Since 1996, Ms. Fu has been employed by the Company and has served in various positions in finance and accounting during that time. Since 2007, Ms. Fu has been serving as the Chief Accountant for the Company. During her time as interim CFO, Ms. Fu will continue to perform her duties as Chief Accountant. Ms. Fu received her undergraduate degree from Shandong University of Finance.

(1) Mr. Yilun Jin resigned from the positions of Chief Executive Officer and Treasurer on October 14, 2010. Ms. Lin Fu was appointed by the Board of Directors as the interim Chief Financial Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of November ___, 2010 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors; and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Except as otherwise indicated, the persons listed below have advised us that they have direct sole voting and investment power with respect to the shares listed as owned by them.

Unless otherwise specified, the address of each of the persons set forth below is c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

In the table below, percentage ownership is based on 34,419,709 shares of our common stock outstanding as of November ___, 2010.

Name and Title of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Mr. Si Chen, Chairman, CEO and President	16,108,589	46.8%

Tongley Investments Ltd.(1)	3,000,000	8.7%

Jayhawk Capital Management LLC (2)	3,372,194	9.7%

Mr. Yundong Lu, COO and Director	34,307	*

Mr. Lin Fu, Interim CFO	-	-

Mr. Dekai Yin, Director	-	-

Mr. Yongjun Li, Director	-	-

Mr. Tad M. Ballantyne, Director	-	-

Mr. Maoquan Wei, Director	8,234	*

All officers and directors as a group (7 persons)	16,116,823	46.8%

* Less than 1%

(1) Based on information provided by such shareholder as of September 27, 2010.

(2) Based on information provided by such shareholder as of September 23,2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation earned by our named executive officers in 2009 for services provided to us and our subsidiaries. Other than Mr. Jin, none of our executive officers earned compensation that exceeded $100,000 in 2007, 2008 and 2009.

Name and			Stock	Option	All Other
Principal		Salary	Awards	Awards	Compensation	Total
Position	Year	($)	($) (1)	($) (2)	($) (3)	($)
Si Chen	2007	59,000	-	-	-	59,000
Chief Executive Officer	2008	63,065	-	-	2,000	65,065
	2009	66,000	-	-	-	66,000

Yilun Jin (4)	2007	-	-	-	-	-
Chief Financial Officer	2008	-	-	-	-	-
	2009	99,795	14,779	1,727	-	116,301

Yundong Lu	2007	-	-	-	-	-
Chief Operating Officer	2008	-	-	-	-	-
	2009	58,000	1,148	2,729	-	61,887

(1)	This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718.

(2)	This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718.

(3)	Represents payments made for the benefit of Mr. Chen for life insurance coverage.

(4)	Mr. Yilun Jin resigned as the Chief Financial Officer on October 14, 2010. Ms. Lin Fu was appointed by the Board of Directors to serve as the interim Chief Financial Officer.

Pursuant to Mr. Chen’s employment agreement, we paid Mr. Chen a base salary of $59,000, $63,065 and $66,000 in 2007, 2008 and 2009, respectively, in cash. Mr. Chen’s employment agreement does not provide any change in control or severance benefits to Mr. Chen, and we do not have any separate change-in-control agreements with Mr. Chen or any of our other executive officers.

Pursuant to Mr. Jin’s employment agreement, we paid Mr. Jin a base salary of $99,795 in 2009 in cash and we granted Mr. Jin 10,460 shares of common stock. Mr. Jin’s employment agreement does not provide any change in control or severance benefits to Mr. Jin.

Outstanding Equity Awards at Fiscal Year End

	Option Awards				Stock Awards
					Number	Market
					of	Value
					Shares	of Shares
					or Units	or
	Number of	Number of			of	Units of
	Securities	Securities			Stock	Stock
	Underlying	Underlying			That	That
	Unexercised	Unexercised	Option	Option	Have	Have
	Options	Options	Exercise	Expiration	Not	Not
	(#)	(#)	Price	Date	Vested	Vested
Name	Exercisable	Unexercisable	($)		(#)	($)
(a)	(b)	(c) (1)	(e)	(f)	(g)	(h)
Yilun Jin	-	21,248	$1.58	7/27/14	-	-

Yundong	-	33,580	$1.58	7/27/14	-	-
Lu

(1) Options vest 33% per year over 3 years from date of grant.

DIRECTOR COMPENSATION

On August 1, 2008, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei were appointed as independent members of our Board and as members of our Board committees. On September 17, 2009, Mr. Chiang and Mr. Hao Chen resigned from the Board. Mr. Chen was paid RMB 100,000 (approximately US $14,641) per year and Mr. Chiang was paid US $25,000 per year plus $5,000 for each board committee of which Mr. Chiang was a member for their service as directors in 2009. Mr. Wei is paid RMB 100,000 (approximately US $14,641 per year for his services as a director. In addition, in 2009, we granted stock options and stock awards to Messrs. Chen, Chiang and Wei under our 2009 Incentive Stock Option Plan, as set forth in the table below.

On September 17, 2009, Messrs. Dekai Yin, Yongjun Li and Tad Ballantyne were appointed as independent members of our Board and as members of our Board committees. Messrs. Yin, Li and Ballantyne are paid at the rate of $14,641 per year for their service as directors.

We may reimburse our non-employee directors for reasonable travel expenses related to attendance at board or board committee meetings. In 2009, we did not make any such reimbursements.

Our policy is not to pay compensation to directors who are also employees of the Company or its subsidiaries. As a result, Mr. Si Chen and Mr. Yundong Lu did not receive any compensation in 2009 for their service as directors.

The following table reflects the compensation earned by our directors in 2009:

	Fees
Name	Earned or
	Paid in				All Other
	Cash	Stock Awards	Option Awards		Compensation	Total
	($)	($) (1)	($) (2)		($)	($)
Hao Chen (3)	10,980	[275]	[655	]	-	11,910
David Yaudoon Chiang (4)	21,500	[275]	[655	]	-	22,430
Maoquan Wei (5)	14,640	[275]	[655	]	-	15,570
Dekai Yin (6)	3,660	-	-		-	3,660
Yongjun Li (7)	3,660	-	-		-	3,660
Tad Ballantyne (8)	3,660	-	-		-	3,660

(1)	This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718.

(2)	This column represents the fair value of the stock option award on the grant date determined in accordance with the provisions of ASC 718.

(3)	As of December 31, 2009, Mr. Chen held stock awards exercisable for [174] shares of commons and option awards exercisable for [8,060] shares of common stock.

(4)	As of December 31, 2009, Mr. Chiang held stock awards exercisable for [174] shares of commons and option awards exercisable for [8,060] shares of common stock.

(5)	As of December 31, 2009, Mr. Wei held stock awards exercisable for [174] shares of commons and option awards exercisable for [8,060] shares of common stock.

(6)	As of December 31, 2009, Mr. Yin held [0] stock awards and [0] option awards.

(7)	As of December 31, 2009, Mr. Li held [0] stock awards and [0] option awards.

(8)	As of December 31, 2009, Mr. Ballantyne held [0] stock awards and [0] option awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2008, there have been no transactions between members of management, five percent stockholders, affiliates, promoters and finders, except as follows:

The Company entered into a Securities Purchase Agreement, dated as of September 9, 2010, between the Company and certain purchasers named thereunder for the sale of 3,440,800 shares of the Company’s Common Stock. In connection with the sale the Company entered into a Make Good Escrow Agreement, dated as of September 9, 2010, with the purchasers and Mr. Si Chen, pursuant to which Mr. Si Chen (the “Make Good Pledgor”), the Chairman and principal stockholder of the Company, agreed to transfer to the Purchasers shares of common stock owned by him in the event the Company’s earnings per share, as calculated thereunder, is less than $0.55 for the year ending December 31, 2010 or grows annually by less than 125% for the year ended December 31, 2011 or by less than 120% for the year ended December 31, 2012, in amounts as calculated under the formulas described thereunder, to make up for the shortfall. Pursuant to the Make Good Agreement, the Make Good Pledgor has agreed to place 1,300,000 shares of the Company’s common stock owned by him (“Escrow Shares”) in escrow to satisfy the foregoing obligation. In addition, the Make Good Pledgor has agreed to reserve an additional 3 million shares of his Company common stock (the “Reserve Shares”) to satisfy earnings per share shortfalls in 2010, 2011 and 2012 in excess of shortfalls covered by the Escrow Shares.

The Securities Purchase Agreement also provides that prior to January 1, 2012, the Company will not issue any equity securities or equity-linked securities at a price per share that is below the private placement $2.80 per share purchase price without the prior written consent of the Purchasers holding a majority interest of the shares purchased in the private placement. The Purchasers have the right to negotiate with the Make Good Pledgor regarding the transfer of additional shares of common stock (the “Consent Shares”) from the Make Good Pledgor to the Purchasers as consideration for such consent.

The transfer of such Escrow Shares, Reserve Shares and Consent Shares are subject to approval by the Company’s stockholders. See Proposal No. 3 (Approval of Transfer of Additional Shares in accordance with NYSE Amex listing standards).

Our Audit Committee Charter provides that all related party transactions required to be disclosed under SEC rules are to be reviewed by the Audit Committee.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL TWO)

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Committee has determined to reappoint the public accounting firm of Samuel H. Wong & Co., LLP, Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010, as well as to audit the effectiveness of our internal control over financial reporting. Samuel H. Wong & Co. has served as our independent registered public accounting firm since 2007.

A representative of Samuel H. Wong & Co., LLP, is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

The following table sets forth the aggregate fees billed by Samuel H. Wong & Co. for audit and non-audit services rendered to us in 2009 and 2008. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2009	2008
Audit Fees	$125,000	$125,000
Audit-Related Fees	3,963	9,000
Tax Fees	5,000	5,000
Total Fees	133,963	139,000

Audit Fees. We paid aggregate fees of approximately $125,000 and $125,000 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively, to Samuel H. Wong & Co., LLP for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees to Samuel H. Wong & Co., LLP of approximately $3,963 for the fiscal year ended December 31, 2009 for travel expenses and $9,000 for the fiscal years ended December 31, 2008 for reviewing the financial statements in our registration statement on Form S-1, as amended.

Tax Fees. We paid aggregate fees of approximately $5,000 for each of the fiscal years ended December 31, 2009 and December 31, 2008 to Samuel H. Wong & Co., LLP for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. We did not pay any fees to Samuel H. Wong & Co., LLP for any other professional services during the fiscal years ended December 31, 2009 and December 31, 2008.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre−approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non−audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre−approve non−audit services to one or more of its committee members who will present its decisions to the full Audit Committee at the first meeting following such decision. Following the Company’s establishment of an Audit Committee on August 1, 2008, all audit and non−audit services performed by Samuel H. Wong & Co., LLP during fiscal 2008 and 2009 were pre−approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF SAMUEL H. WONG & CO., LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR
2010, WHICH IS DESIGNATED AS PROPOSAL NO. 2

THE RATIFICATION AND APPROVAL OF THE TRANSFER OF ADDITIONAL SHARES IN
ACCORDANCE WITH NYSE AMEX LISTING STANDARDS
(PROPOSAL THREE)

Pursuant to a Securities Purchase Agreement, dated September 9, 2010, between the Company and certain Purchasers named therein, on September 10, 2010 we consummated the sale of 3,440,800 shares of the Company’s Common Stock in a private placement.

The Securities Purchase Agreement provides that prior to January 1, 2012, we will not issue any equity securities or equity-linked securities at a price per share that is below the $2.80 per share price used in the private placement without the prior written consent of the Purchasers holding a majority interest of the securities sold in the offering. The Purchasers also agreed to negotiate in good faith with the Make Good Pledgor, Si Chen, regarding the transfer of additional shares of common stock (the “Consent Shares”) from the Make Good Pledgor to the Purchasers on a pro rata basis as consideration for the consent of such requisite number of Purchasers.

On the same date and pursuant to the Securities Purchase Agreement we entered into a Make Good Escrow Agreement with the Purchasers whereby in the event that the our earnings per share, as calculated therein, are less than $0.55 for the year ending December 31, 2010 or grows annually by less than 125% for the year ended December 31, 2011 or by less than 120% for the year ended December 31, 2012, the Purchasers are entitled to receive from the Make Good Pledgor (subject to approval of our stockholders) additional shares in amounts as calculated under the formulas described therein to make up for the shortfall.

Pursuant to the Make Good Agreement, the Make Good Pledgor has agreed to place 1,300,000 shares of the Company’s common stock owned by him (“Escrow Shares”) in escrow to satisfy the foregoing obligation. 1,000,000 of the Escrow Shares are reserved exclusively to the lead purchaser, Tongley Investment Ltd., and the remaining 300,000 Escrow Shares are allocated exclusively to the other Purchasers. In addition, the Make Good Pledgor has agreed to reserve an additional 3 million shares of his Company common stock to satisfy earnings per share shortfalls in 2010, 2011 and 2012 in excess of shortfalls covered by the Escrow Shares as described above.

The Company has been advised by NYSE Amex that under the NYSE Amex listing rules the staff of NYSE Amex will require prior shareholder approval of the transfer of shares under the Make Good Agreement and Consent Shares that may be transferred by the Make Good Pledgor to the Purchasers pursuant the Securities Purchase Agreement to the extent that when taken together with the shares sold to the Purchasers under the Securities Purchase Agreement (the “Primary Shares”), the aggregate amount of issuances or transfers is more than 6,018,198 shares (the “Excess Shares Proposal”). The maximum number of excess shares that would be issued assuming shareholders approve this proposal is ________.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE ISSUANCE OF A UP TO ______ SHARES ON THE TERMS
DESCRIBED ABOVE WHICH IS DESIGNATED AS PROPOSAL NO. 3

ADDITIONAL INFORMATION

Other Matters

The Board does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2009 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT [https://materials.proxyvote.com/027297].

Available Information

The Company maintains an internet web site at http://www.americanlorain.com. The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s web site (http://www.sec.gov). The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

If you have any questions about the actions described above, you may contact the Company at Beihuan Road, Junan County, Shandong, China 276600; Telephone (+86) 539-7318818

By Order of the Board of Directors

By: /s/ Si Chen
Si Chen
[ _________ ], 2010	Chief Executive Officer

FORM OF PROXY CARD

American Lorain Corporation	VOTE BY INTERNET - www.proxyvote.com
Beihuan Road

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Junan County
Shandong, China 276600
(86) 539-731-8818

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by American Lorain Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL:
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote “FOR” Proposals 1, 2, and 3.

			For	Against	Abstain
1.	NOMINEES:
	01)	SI CHEN	[ ]	[ ]	[ ]
	02)	YUNDONG LI
	03)	MAOQUAN WEI
	04)	DEKAI YIN
	05)	YONGJUN LI
	06)	TAD M. BALLANTYNE

		For	Against	Abstain

2.	Ratification of the appointment of Samuel H. Wong & Co. LLP as the independent auditors of the Company for the fiscal year ending December 31, 2010.	[ ]	[ ]	[ ]

		For	Against	Abstain

3.	RATIFICATION AND APPROVAL OF THE TRANSFER BY MR. SI CHEN TO PURCHASERS OF THE COMPANY’S COMMON STOCK PURSUANT TO ITS 2010 PRIVATE PLACEMENT OF UP TO A MAXIMUM OF _____ SHARES OF COMMON STOCK OWNED BY MR. SI CHEN IN ORDER TO ADDRESS CERTAIN POTENTIAL SHORT FALLS, IF ANY, IN THE COMPANY’S PROJECTED EARNINGS PER SHARE FOR 2010, 2011, AND 2012, AND IN ORDER TO OBTAIN THE CONSENT OF SUCH PURCHASERS TO THE COMPANY ISSUING CERTAIN SECURITIES PRIOR TO JANUARY 1, 2012 AT A PURCHASE PRICE OF LESS THAN $2.80 PER SHARE.	[ ]	[ ]	[ ]

NOTE: WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, and 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, OR IF CUMULATIVE VOTING IS REQUIRED, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN THIS BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN LORAIN CORPORATION.
FOR A MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29 2010.

The undersigned, as a holder of common stock, par value $0.01 per share (“Common Stock”), of American Lorain, Inc., a Delaware corporation (“Lorain”), hereby appoints Si Chen with full power of substitution, to vote all shares of Common Stock that the undersigned is entitled to vote, with respect to a meeting of stockholders of American Lorain Corporation to be held at 10:00 a.m. local time, on December 29 2010 or any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side.

The shares represented by this proxy will be voted at the Meeting or at any postponement or adjournment thereof as directed by the stockholder and in the discretion of the proxy holders on any other matters properly presented for a vote at the meeting or at any postponement or adjournment thereof. If a properly signed proxy is returned without specific voting instructions given, the shares represented by this proxy will be voted “FOR” Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

(Continued and to be signed on reverse side)